UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

GREENVILLE CAPITAL MANAGEMENT, INC.

SEMI-ANNUAL REPORT

GREENVILLE SMALL CAP GROWTH FUND

Managed by Greenville Capital Management, Inc.
Website: www.greenvillecap.com

Six Months Ended
October 31, 2006

Greenville Small Cap Growth Fund
December 11, 2006

Dear Fellow Shareholder,

During the first quarter of 2006, small cap growth stocks displayed a great deal of strength, with the Russell 2000 growth index rising more than 14% and far outpacing the Dow Jones Industrial Average, as well as the S&P 500. For the trailing six-month period ended October 31, 2006, however, the environment proved more difficult for small cap growth investors. During that period, the Russell 2000 growth index fell 2.7%. Your fund under-performed the index during that time, but held onto moderate positive gains of 2.55% for the year through October 31st. As investors faced fears of a slowing economy and continued inflationary pressures, investors became increasingly risk averse and migrated toward lower beta, large cap investments. Greenville’s exposure to investments on the lower end of the small cap spectrum and higher growth sectors presented a headwind and was the primary reason for the under performance.

As investors migrated toward risk adverse investments, traditionally safe sectors with lower beta and lower growth profiles outperformed higher growth sectors. During the trailing six months ended October 31, 2006, Consumer Staples, Integrated Oils and Financial Services all turned in positive returns for the period, delivering approximate returns of 20%, 14% and 2% respectively. While these sectors outperformed, sectors with traditionally higher growth rates lagged the market. Greenville’s exposure to Information Technology and Industrials significantly impacted performance. During the period, Information Technology and Industrials delivered approximate negative returns of (6.8%) and (8.5%) respectively. Although we continued to witness significant earnings growth in these sectors during the period, investors turned their head to that performance and aggressive contraction in multiples followed. It is important to point out that historically the equity markets have not experienced four consecutive years of P/E multiple contractions. We believe further contractions to the already suppressed multiples are highly unlikely going into the next calendar year.

Looking forward, it is possible that the economic factors that have defined 2006 will play out in the New Year. Investors remained focused on the Federal Reserve’s stance on interest rates. Historically, an inverted yield curve, such as the one we have now, has been indicative of further slowing in the economy or quite possibly a recession. While the Fed continues to be hawkish in regards to inflation, a slowing economy should relieve inflationary pressures and calm the Fed’s fears, thus allowing them to consider rate cuts as we move through 2007. GDP growth continued to ease in the back half of 2006 with housing playing a major role in the slowdown. Third quarter GDP growth fell to 2.2%, down from 2.6% in the second quarter. Further moderation of the GDP growth rate could occur as we move into the later innings of this economic cycle. While the Fed is likely to maintain their “wait and see” approach for the rest of the year, further slowing of the economy could force them towards more relaxed monetary policy.

As we have stated before, historically when the Federal Reserve adopts a less restrictive monetary policy and real Fed Fund rates decline, small cap growth stocks have experienced strong nominal and relative price performance. In an environment of slower GDP growth, we believe investors tend to migrate to companies that are able to drive earnings growth at a faster pace. The fund, which is geared towards high growth oriented companies and sectors, should benefit from such an environment. If growth stocks begin to demand a premium, price appreciation should be realized as P/E multiples expand towards Price to Earnings growth parity.

We appreciate your continued confidence and support and look forward to providing you with another update as we move into the New Year.

Sincerely,

Robert D. Strauss, CFA	Charles S. Cruice
Portfolio Manager	President

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Greenville Small Cap Growth Fund.

Small company stocks are more volatile than stocks of larger, more established companies. The Fund is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies. The Fund experiences greater risks and price fluctuations due to its concentration in small-cap stocks as is noted in the Fund’s prospectus. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The above discussions are based on the opinions of Charles S. Cruice and Robert D. Strauss and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is. Beta measures the sensitivity of rates of return on a fund to general market movements.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Greenville Small Cap Growth Fund is distributed by Quasar Distributors, LLC. (12/06)

Greenville Small Cap Growth Fund

SECTOR ALLOCATION at October 31, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended October 31, 2006 (Unaudited)
As a shareholder of the Greenville Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/06 - 10/31/06).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. Individual Retirement Accounts (IRA) accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition

Greenville Small Cap Growth Fund

EXPENSE EXAMPLE For the Six Months Ended October 31, 2006 (Unaudited) (Continued)
to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/06	Value 10/31/06	5/1/06 - 10/31/06*
Actual	$1,000	$ 913	$9.40
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$9.91
*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at October 31, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 98.2%
Auto Dealers: 3.1%
19,650	Rush Enterprises,
	Inc. - Class A*	$368,634
Capital Goods: 10.1%
13,215	Builders Firstsource, Inc.*	209,061
4,760	ESCO Technologies, Inc.*	206,679
12,645	Essex Corp.*	248,854
15,150	Harbin Electric, Inc.*	125,897
41,435	Power-One, Inc.*	283,415
11,435	U.S. Home Systems, Inc.*	111,834
		1,185,740
Commercial Banks: 1.1%
5,740	Home Bancshares, Inc.	126,624
Commercial Services & Supplies: 1.2%
7,380	TeleTech Holdings, Inc.*	143,246
Communications Equipment: 2.3%
7,435	Comtech
	Telecommunications*	265,058
Consumer Durables & Apparel: 0.5%
9,900	Comstock Homebuilding
	Cos, Inc.*	53,559
Diversified Financials: 1.1%
7,900	TradeStation Group, Inc.*	123,635
Electrical Equipment: 3.5%
34,470	Ultralife Batteries, Inc.*	413,295
Electronic Equipment & Instruments: 3.3%
7,925	Coherent, Inc.*	255,423
6,265	ID Systems, Inc.*	131,815
		387,238
Energy: 3.0%
9,635	Gulfport Energy Corp.*	114,849
4,045	Superior Energy
	Services, Inc.*	126,609
2,505	W-H Energy Services, Inc.*	117,309
		358,767
Health Care Equipment & Services: 8.7%
58,505	Allion Healthcare, Inc.*	283,164
13,100	Ev3, Inc.*	224,534
7,540	Matrixx Initiatives, Inc.*	165,202
22,325	Merit Medical
	Systems, Inc.*	352,958
		1,025,858
Health Care Providers & Services: 10.1%
13,900	Emergency Medical
	Services Corp.*	252,980
17,185	HMS Holdings Corp.*	236,122
13,950	Symbion, Inc.*	231,570
17,200	The Providence
	Service Corp.*	472,828
		1,193,500
Hotels Restaurants & Leisure: 2.0%
21,585	Cosi, Inc.*	93,895
5,285	McCormick & Schmick’s
	Seafood Restaurants, Inc.*	138,943
		232,838
Industrial Conglomerates: 2.0%
5,000	Walter Industries, Inc.	232,450
Insurance: 7.2%
7,230	American Safety Insurance
	Holdings Ltd*#	136,647
14,500	Amerisafe, Inc.*	180,670
9,289	Argonaut Group, Inc.*	315,919
7,250	Hub International Ltd #	217,427
		850,663
Internet Software & Services: 2.8%
8,650	Dealertrack Holdings, Inc.*	220,488
26,185	Hollywood Media Corp.*	110,239
		330,727
Media: 0.9%
21,620	Navarre Corp.*	108,965
Real Estate: 2.1%
14,590	Equity Inns, Inc.	244,820
Retailing: 2.2%
11,035	Conn’s, Inc.*	265,061
Semiconductor & Semiconductor Equipment: 6.1%
23,820	IXYS Corp.*	240,820
15,285	Omnivision
	Technologies, Inc.*	250,980

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at October 31, 2006 (Unaudited) (Continued)

Shares		Value
Semiconductor & Semiconductor
Equipment: 6.1% (Continued)
4,598	Rudolph
	Technologies, Inc.*	$81,201
4,265	Tessera Technologies, Inc.*	148,891
		721,892
Software & Services: 9.9%
32,265	Cybersource Corp.*	330,716
9,025	MapInfo Corp.*	121,206
4,875	Micros Systems, Inc.*	242,190
13,825	Opnet Technologies, Inc.*	202,122
8,030	Transaction Systems
	Architects, Inc.*	270,691
		1,166,925
Surgical Supplies: 2.4%
13,275	Angiodynamics, Inc.*	287,404
Technology Hardware & Equipment: 5.2%
9,075	Excel Technology, Inc.*	230,142
21,905	International
	Displayworks, Inc.*	140,411
8,590	Stratasys, Inc.*	239,489
		610,042
Transportation: 7.4%
8,540	Airtran Holdings, Inc.*	85,144
15,655	Celadon Group, Inc.*	293,688
17,715	Marten Transport Ltd.*	301,332
11,560	Vitran Corp, Inc.*#	194,208
		874,372
TOTAL COMMON STOCKS
(Cost $10,109,260)		11,571,313
SHORT-TERM INVESTMENT: 1.8%
207,666	SEI Daily Income Trust
	Government Fund -
	Class B	207,666
TOTAL SHORT-TERM INVESTMENT
(Cost $207,666)		207,666
TOTAL INVESTMENTS IN
SECURITIES: 100.0%
(Cost $10,316,926)		11,778,979
Other Assets in Excess
of Liabilities: 0.0%		4,754
TOTAL NET ASSETS: 100.0%		$11,783,733

*	Non-income producing security.
#	U.S. security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2006 (Unaudited)

ASSETS
Investments in securities, at value
(cost $10,316,926) (Note 2)	$11,778,979
Cash	665
Receivables:
Fund shares sold	24,950
Dividends and interest	5,558
Prepaid Expenses	14,971
Total assets	11,825,123

LIABILITIES
Payables:
Administration fees	3,227
Investment advisory fees	5,654
Custody fees	2,427
Fund accounting fees	5,372
Transfer agent fees	8,677
Chief compliance officer fees	318
Other accrued expenses	15,715
Total liabilities	41,390

NET ASSETS	$11,783,733
Net asset value, offering and redemption price per share
($11,783,773/1,048,132, shares outstanding; unlimited
number of shares authorized without par value)	$11.24

COMPONENTS OF NET ASSETS
Paid-in capital	$10,034,786
Accumulated net investment loss	(95,059)
Accumulated net realized gain on investments	381,953
Net unrealized appreciation on investments	1,462,053
Net assets	$11,783,733

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF OPERATIONS For the Six Month Period Ended October 31, 2006 (Unaudited)

INVESTMENT INCOME
Dividends (net of $152 foreign withholding tax)	$7,334
Interest	19,977
Total investment income	27,311

EXPENSES (Note 3)
Investment Advisory fees	62,853
Administration fees	19,156
Transfer agent fees	15,344
Fund accounting fees	14,887
Registration fees	8,926
Audit fees	8,267
Custody fees	4,057
Trustee fees	3,201
Legal fees	3,056
Reports to shareholders	2,941
Chief compliance officer fees	1,985
Miscellaneous	1,977
Insurance expense	368
Total expenses	147,018
Less: fees waived	(24,648)
Net Expenses	122,370
Net investment loss	(95,059)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(189,546)
Change in net unrealized depreciation on investments	(900,314)
Net realized and unrealized loss on investments	(1,089,860)
Net decrease in net assets resulting from operations	$(1,184,919)

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended
	October 31, 2006	Year Ended
	(Unaudited)	April 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(95,059)	$(194,473)
Net realized gain (loss) on investments	(189,546)	1,104,420
Change in net unrealized
appreciation (depreciation) on investments	(900,314)	2,492,912
Net increase (decrease) in net assets
resulting from operations	(1,184,919)	3,402,859

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(224,930)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)(b)	(680,535)	53,464
Total increase (decrease) in net assets	(1,865,454)	3,231,393

NET ASSETS
Beginning of period	13,649,187	10,417,794
End of period	$11,783,733	$13,649,187
Accumulated net investment loss	$(95,059)	$—

(a) Summary of capital share transactions is as follows:

	Six Months Ended
	October 31, 2006		Year Ended
	(Unaudited)		April 30, 2006
	Shares	Value	Shares	Value
Shares sold	40,784	$464,346	65,947	$733,722
Shares issued in reinvestment
of distributions	—	—	19,539	219,423
Shares redeemed (b)	(101,874)	(1,144,881)	(84,901)	(899,681)
Net increase	(61,090)	$(680,535)	585	$53,464

(b) Net of redemption fees of $354 and $18, respectively.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Month
	Period		Year	Period
	Ended		Ended	Ended
	October 31,		April 30,	April 30,
	2006#		2006	2005*
Net asset value, beginning of period	$12.31		$9.40	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)		(0.18)	(0.19)
Net realized and unrealized
gain (loss) on investments	(0.98)		3.30	(0.41)
Total from investment operations	(1.07)		3.12	(0.60)

LESS DISTRIBUTIONS:
From net realized gain	—		(0.21)	—
Paid-in capital from
redemption fees (Note 2)	0.00	**	0.00 **	0.00	**
Net asset value, end of period	$11.24		$12.31	$9.40
Total return	(8.69	)%^	33.40%	(6.00	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$11.8		$13.6	$10.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	2.34	%+	2.45%	2.46	%+
After fees waived
and expenses absorbed	1.95	%+	2.00%	2.00	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(1.90	)%+	(2.08)%	(2.33	)%+
After fees waived
and expenses absorbed	(1.51	)%+	(1.63)%	(1.87	)%+
Portfolio turnover rate	27.10	%^	54.27%	65.95	%^

#	Unaudited.
*	Fund commenced operations on May 3, 2004.
**	Amount is less than $0.01.
+	Annualized.
^	Not annualized

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited)

NOTE 1 — ORGANIZATION
The Greenville Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on May 3, 2004.
The Fund’s investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in small capitalization companies that offer the possibility of capital growth. The Fund defines small capitalization companies as those companies with market capitalizations between $100 million and $2 billion at the time of purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset

.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited) (Continued)

value that would be calculated without regard to such considerations. As of October 31, 2006, the Fund did not hold fair valued securities.
Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.
B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a minimum gain basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited) (Continued)

F.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 90 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited) (Continued)

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Greenville Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended October 31, 2006, the Fund incurred $62,853 in advisory fees.

Effective August 1, 2006, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.89% of the Fund’s average daily net assets. Prior to August 1, 2006, the limit on the Fund’s annual ratio of expenses was 2.00% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the six months ended October 31, 2006, the Advisor waived $24,648 in fees for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

At October 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $129,197. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
April 30, 2008	$50,372
April 30, 2009	$54,177
April 30, 2010	$24,648

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited) (Continued)

be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $47.5 million	$38,000
$47.5 to $300 million	0.08% of average daily net assets
$300 to $800 million	0.07% of average daily net assets
Over $800 million	0.04% of average daily net assets

For the six months ended October 31, 2006, the Fund incurred administration fees of $19,156. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended October 31, 2006, the Fund was allocated $1,985 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 — PURCHASES AND SALES OF SECURITIES
For the six months ended October 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, $3,218,448 and $3,548,186, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2006.

The cost basis of investment for federal income tax purpose at October 31, 2006 was as follows:

Cost of investments	$10,316,926
Gross tax unrealized appreciation	$2,368,750
Gross tax unrealized depreciation	$(906,697)
Net tax unrealized appreciation	$1,462,053

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2006 (Unaudited) (Continued)

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended October 31, 2006 and the year ended April 30, 2006 for the Fund was as follows:

	October 31,	April 30,
	2006	2006
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	224,930

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$2,362,367
Undistributed ordinary income	$—
Undistributed long-term capital gain	571,499
Total distributable earnings	$571,499
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,933,866

Greenville Small Cap Growth Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at (888) 334-9075 or by accessing the Fund’s website at www.greenvillecap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (888) 334-9075. In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge, upon request by calling toll-free at (888) 334-9075. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Greenville Capital Management, Inc. (the “Advisor”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also discussed recent personnel changes of the Advisor, noting that Robert Strauss had assumed portfolio management responsibilities for the Fund and that Chip Cruice was no longer serving as a portfolio manager to the Fund, but is currently the Fund’s chief compliance officer. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the Fund’s performance since its inception on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund has only been in existence for a short period and that the Fund’s six-month performance was above the median of its peer group. The Board also noted that although the Fund’s year-to-date and one-year performance were below the median of its peer group during its short history, its performance figures were ranked in the second quartile for all relevant time periods. The Board concluded that the Advisor’s performance was satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 2.00%.* The Board noted that the Fund’s advisory fee was at the median of its peer group on a contractual basis and below the median of its peer group net of fee waivers and that the Fund’s total expense ratio was above its peer group median. The Board further noted that the Fund’s advisory fee structure was in line with the fees charged by the Advisor to its other investment management clients. Further, the Board considered that, at the Fund’s current asset size, the Fund was being charged higher fees under the service provider contracts. Finally, the Board also noted that Mr. Cruice and his family owned over 75% of the Fund and that Mr. Cruice had no intention of reducing this ownership. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no

*
Effective August 1, 2006, the Fund’s Net Annual Fund Operating Expenses were reduced from 2.00% to 1.89% as a result of the Advisor contractually agreeing to further reduce its fees and/or absorb additional expenses of the Fund.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Investment Advisor
GREENVILLE CAPITAL MANAGEMENT, INC.
100 South Rockland Falls Road
Rockland, DE 19732
www.greenvillecap.com

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
888-334-9075

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Greenville Small Cap Growth Fund
Symbol - GCMSX
CUSIP - 742935463

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15 (b) or 15d-15 (b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President

Date  January 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  January 4, 2007

* Print the name and title of each signing officer under his or her signature.